Amounts due from related companies	12 Months Ended
Mar. 31, 2023
Amounts Due From Related Companies
Amounts due from related companies

Note 6 — Amounts due from related companies

Amounts due from related companies were unsecured, non-interest bearing and repayable on demand and consisted of the following:

	As of March 31,
Amounts due from:	2023	2022

Dunhua Acer Truncatum Seedling Planting Co. Ltd.	$-	$169,212
Zhong Yuan Nervonic Acid Bio-technology Co. Ltd.	156,826	77,506
Ai Rui Tai Ke Fertilizer Co. Ltd.	-	53,791
Zhong Yuan Bo Rui Bio-technology (Zhuhai Hengqin) Co. Ltd.	-	23,828
	$156,826	$324,337

Mr. Yu Chang, the Company’s major shareholder and father of Ms. Ting-ting Chang, CEO and director of the Company, has significant influence on these companies as mentioned above and/or is one of the directors of these companies. Therefore, the Company considers these companies are related companies.